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                                                                EXHIBIT 10(o)(2)

                                 FIRST AMENDMENT
                                       TO
                          8.00% CONVERTIBLE DEBENTURES


      This First Amendment ("AMENDMENT") to 8.00% Convertible Debentures is made as of this 21st day of August, 2002, by and among Cover-All Technologies Inc., a

Delaware corporation (the "COMPANY"), Renaissance US Growth & Income Trust PLC,

a public limited company registered in England and Wales ("RENAISSANCE PLC"),

BFSUS Special Opportunities Trust PLC, a public limited company registered in

England and Wales ("BFSUS") (Renaissance PLC and BFSUS are collectively referred to as the "RENAISSANCE LENDERS"), Renaissance Capital Group, Inc., a Texas

corporation, as agent for the Renaissance Lenders (the "RENAISSANCE AGENT"),

John Roblin, Arnold Schumsky and Stuart Sternberg (collectively, the "ADDITIONAL

LENDERS" and, together with the Renaissance Lenders, the "LENDERS"), and Stuart

Sternberg, as agent for the Additional Lenders (the "ADDITIONAL LENDERS AGENT").

            WHEREAS, on June 28, 2001, the Company issued 8.00% Convertible Debentures to the Renaissance Lenders and the Additional Lenders for an aggregate principal amount of $1,800,000; and

            WHEREAS, the Renaissance Lenders are the holders of not less than a majority of the outstanding principal amount of the Renaissance Debentures (as defined below) and not less than a 66-2/3% of the outstanding principal amount of the 2001 Debentures (as defined below) (the "HOLDERS"); and

            WHEREAS, the Company, the Renaissance Lenders and the Renaissance Agent are parties to that certain Convertible Loan Agreement, dated as of June 28, 2001 (as amended, the "RENAISSANCE AGREEMENT"), pursuant to which the Renaissance Lenders purchased 8.00% Convertible Debentures from the Company for an aggregate principal amount of $1,400,000 (the "RENAISSANCE DEBENTURES"); and

            WHEREAS, the Company, the Additional Lenders and the Additional Lenders Agent are parties to that certain Convertible Loan Agreement, dated as of June 28, 2001 (the "ADDITIONAL LENDERS AGREEMENT", and together with the Renaissance Agreement, the "AGREEMENTS"), pursuant to which the Additional Lenders purchased 8.00% Convertible Debentures from the Company for an aggregate principal amount of $400,000 (the "ADDITIONAL LENDERS DEBENTURES" and, together with the Renaissance Debentures, the "2001 DEBENTURES"); and

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            WHEREAS, the Lenders are parties to that certain Intercreditor
      Agreement, dated as of June 28, 2001 (the "INTERCREDITOR AGREEMENT"), pursuant to which the Lenders set forth their relative rights as creditors of the Company; and

            WHEREAS, pursuant to the Intercreditor Agreement, no holder of the 2001 Debentures may modify or amend the 2001 Debentures without the prior written consent of the holders of 66-2/3% of the principal amount of the 2001 Debentures; and

            WHEREAS, the parties desire to amend the 2001 Debentures as hereinafter set forth and the action by the Holders as hereinafter set forth shall be deemed to amend each of the 2001 Debentures;

      NOW, THEREFORE, in consideration of the promises and the mutual agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agree as follows:

      1. AMENDMENT. Section 7 of each of the 2001 Debentures (entitled "One-Time Adjustment to Conversion Price") shall be, and hereby is, deleted in its entirety.

      2. REAFFIRMATION. Except as specifically provided for herein, the 2001 Debentures shall not be otherwise affected by this Amendment and shall continue to be in full force and effect in accordance with their respective terms; provided, however, that if the Company or any Lender so requests, the Lender shall return its respective 2001 Debenture for cancellation and the Company shall re-issue to such Lender a new debenture instrument incorporating the amendments made pursuant hereto.

      3. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

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                                      -2-

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      IN WITNESS WHEREOF, this Amendment is entered into as of the date set forth above.

                                       THE COMPANY:

                                       COVER-ALL TECHNOLOGIES INC.


                                       By: /s/ John  Roblin
                                          --------------------------------------
                                          Name:  John Roblin
                                          Title: Chairman of the Board of
                                          Directors, President and Chief
                                          Executive Officer


                                       LENDERS:

                                       RENAISSANCE US GROWTH & INCOME TRUST PLC

                                       By:  RENAISSANCE CAPITAL GROUP, INC.,
                                               its Agent


                                       By: /s/ Russell Cleveland
                                          --------------------------------------
                                          Name:  Russell Cleveland
                                          Title:  Director

                                       (holding 50% of the outstanding principal amount of the Renaissance Debentures and approximately 38.89% of the outstanding principal amount of the 2001 Debentures)


                                       BFSUS SPECIAL OPPORTUNITIES TRUST PLC

                                       By:  RENAISSANCE CAPITAL GROUP, INC.,
                                                its Agent


                                       By: /s/ Russell Cleveland
                                          --------------------------------------
                                          Name:  Russell Cleveland
                                          Title:  Director

                                       (holding 50% of the outstanding principal amount of the Renaissance Debentures and approximately 38.89% of the outstanding principal amount of the 2001 Debentures)